SUPPLEMENT TO

THE CALVERT FUND
Calvert Short Duration Income Fund

Class A, Class B, Class C and Class Y Prospectus dated January 31, 2009

Class I (Institutional) Shares Prospectus dated January 31, 2009

Date of Supplement:  August 5, 2009

In the portfolio manager chart for Calvert Short Duration Income Fund under “Portfolio Management” in the Prospectus, add the following information (for Class A, Class B, Class C and Class Y, on page 69 below the information provided for Gregory Habeeb; and for Class I (Institutional), on page 22 below the information provided for Michael Abramo regarding Calvert Income Fund):

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team
Matthew Duch (Calvert Short Duration Income Fund only)	Portfolio Manager	Since 2006

Mr. Duch has been a Portfolio Manager on the Taxable Fixed Income Team since 2006 and became a Co-Portfolio Manager for this Fund in July 2009.

Prior to joining Calvert in 2006, Mr. Duch was a corporate trader/sector manager for Deutsche Asset Management.

Co-Portfolio Manager